UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2024
Sprouts Farmers Market, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5455 E. High Street, Suite 111
Phoenix, Arizona 85054
(Address of principal executive offices and zip code)
(480) 814-8016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.
On May 22, 2024, Sprouts Farmers Market, Inc. (the “Company”) held its annual meeting of stockholders ("Annual Meeting") to consider and vote upon the following proposals: (1) to elect three Class II directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified; (2) to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for fiscal 2023 (commonly referred to as “say-on-pay”); and (3) to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 29, 2024.
Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 5, 2024.
Proposal 1: Election of the three Class II directors listed below to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders. Each director nominee was duly elected.

Nominee	For	Withheld	Broker Non-Votes
Hari K. Avula	80,486,814	1,786,317	7,351,986
Joseph Fortunato	79,394,479	2,878,652	7,351,986
Joseph D. O'Leary	69,694,903	12,578,228	7,351,986

Proposal 2: Advisory vote on the compensation paid to the Company’s named executive officers for fiscal 2023. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
70,461,763	11,690,072	121,296	7,351,986

Proposal 3: Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2024 fiscal year. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
88,049,263	1,501,546	74,308	—

Item 8.01. Other Events.
On May 22, 2024, the Board of Directors (the “Board”) of Sprouts Farmers Market, Inc. (the “Company”) approved a new share repurchase authorization in the amount of $600 million. Under this new authorization, the Company’s shares of common stock may be purchased on a discretionary basis from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases, privately negotiated transactions or other means, including through Rule 10b5-1 trading plans. The repurchase program may be commenced, suspended or discontinued at any time. This new authorization replaces the Company’s existing share repurchase authorization and expires on May 22, 2027.
A copy of the press release issued by the Company with respect to the share repurchase authorization is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated May 23, 2024, entitled "Sprouts Farmers Market Announces $600 Million Share Repurchase Authorization"

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 23, 2024	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary